3rd Quarter 2018 Highlights 1

Forward-Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward- looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward- looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. ADDITIONAL INFORMATION Communications in this presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed merger will be submitted to MBT Financial Corporation shareholders for their consideration. In connection with the proposed merger, it is expected that MBT Financial Corporation will provide its shareholders with a Proxy Statement, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION, TOGETHER WITH ALL AMENDMENTS OR SUPPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION. MBT Financial Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of MBT Financial Corporation in connection with the proposed merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement regarding the proposed merger when it becomes available. 2

Why Invest in First Merchants? 3

Company Profile (as of 9/30/2018) First Merchants Market Information Common Shares Outstanding 49,304,542  First Merchants Bank, formed in 1893, celebrating its 125th anniversary. Market Cap $2,218,211 Dividend Yield 1.78%  First Merchants Corporation, organized in 1982, is the largest financial services holding company Price/Tangible Book Value 2.48x headquartered in Central Indiana Price/LTM EPS 15.7x Price/2018 Est. EPS 14.3x Financial Highlights ($ in Thousands) Assets $9,787,282 Leadership Team – First Merchants Loans, Net $7,009,665 Name/Title Deposits $7,633,152 Tangible Common Equity $889,893 Michael C. Rechin, President & CEO TCE/TA 9.55% Mark K. Hardwick, EVP, Chief Operating Officer & Chief Financial Officer Net Income – YTD $117,426 Michael J. Stewart, EVP & Chief Banking Officer ROAA – YTD 1.63% John J. Martin, EVP & Chief Credit Officer ROATCE - YTD 18.75% NPAs/Loans + OREO 0.43% 4

Our Franchise Key Market Profiles Loans Deposits $1,262M Columbus $ 612M 754M Fort Wayne 920M 2,465M Indianapolis 1,617M 600M Lafayette 1,062M 1,153M Muncie 2,346M 857M Northwest 1,076M $7,091M Total $7,633M (as of September 30, 2018) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. 5

Key FMC Deposit Market Share – FDIC Data June 30, 2018

County	Region/Type	Market Position	Market %	$ Deposits
Delaware County, IN	Muncie (Established)	1	53.48%	$ 1,315,724
Jasper County, IN	Lafayette (Established)	1	33.64%	201,364
White County, IN	Lafayette (Established)	1	34.50%	164,957
Jay County, IN	Muncie (Established)	1	48.16%	117,967
Wells County, IN	Fort Wayne (Growth)	1	21.77%	100,998
Union County, IN	Muncie (Established)	1	41.72%	47,252
Tippecanoe County, IN	Lafayette (Established)	2	19.96%	538,089
Madison County, IN	Indianapolis (Growth)	2	24.12%	340,238
Henry County, IN	Muncie (Established)	2	36.11%	227,022
Clinton County, IN	Lafayette (Established)	2	14.64%	64,919
Wabash County, IN	Muncie (Established)	2	15.54%	65,558
Hendricks County, IN	Indianapolis (Growth)	3	11.27%	285,205
Adams County, IN	Muncie (Established)	3	18.36%	130,497
Shelby County, IN	Indianapolis (Growth)	3	16.94%	99,771
Randolph County, IN	Muncie (Established)	3	4.11%	71,882
Hamilton County, IN	Indianapolis (Growth)	4	7.37%	758,934
Hancock County, IN	Indianapolis (Growth)	4	10.12%	104,673
Morgan County, IN	Indianapolis (Growth)	4	10.74%	101,469
Huntington County, IN	Fort Wayne (Growth)	4	15.63%	91,983
Marshall County, IN	Fort Wayne (Growth)	4	7.37%	55,943
Carroll County, IN	Lafayette (Established)	4	12.07%	34,743
Brown County, IN	Indianapolis (Growth)	4	19.86%	21,913
Allen County, IN	Fort Wayne (Growth)	5	7.76%	546,373
Fayette County, IN	Muncie (Established)	5	9.01%	30,224
Miami County, IN	Muncie (Established)	5	8.00%	31,445
Sub Total				$5,549,143
First Merchants Total				$7,541,282

6

First Merchants “Whole Bank” Strategy  Commercial Banking  Consumer Banking  Private Wealth Advisors  Growth Strategy • Organic • Merger/Acquisition 7

First Merchants Strategy  Commercial Bank • Located in Prime Growth Commercial Banking Markets • Indianapolis, Indiana • Columbus, Ohio • Fort Wayne, Indiana • Lafayette, Indiana • Northwest Indiana • Hire the Best Talent Supported with the Finest: • Sales Management Process • Lending and Cash Management Services • Revenue-Based Incentive System 8

First Merchants Strategy  Consumer Retail Bank • Diverse Locations in Stable Rural and Growth Metro Markets • Supported by: • Talented Customer Service Oriented Banking Center and Call Center Professionals • State-of-the-Art Deposit and CRM Systems • Highly Usable Online Banking System • Widely Available Mobile Banking System • Customer Service and Relationship Growth-Oriented Incentive System 9

First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ”  Retail Banking  Mortgage Banking  Commercial Banking • Business Banking • Commercial & Industrial • Agriculture • Sponsor Finance • Public Finance • Healthcare Services • Investment Real Estate • Treasury Management and Merchant Processing Services  Private Wealth Advisory (private banking, investment management, personal trust, brokerage, and retirement) “We specialize in our communities” 10

How We Deliver Supported by LOB Strategies WEALTH RETAIL COMMERCIAL MORTGAGE BANKING BANKING ADVISORY Indianapolis Columbus, OH Lafayette Muncie Northwest Fort Wayne Higher Growth Higher Growth Established Established Higher Growth Higher Growth Delaware, Fayette, Brown, Hamilton, Carroll, Clinton, Franklin County, OH Henry, Jay, Lake & Porter, IN Adams, Allen, Hancock, Hendricks, Jasper, Montgomery, Madison, Randolph, Cook & DuPage, IL Huntington, Marshall, Johnson, Marion, Tippecanoe, White Union, Wabash, Miami, Wells Morgan, Shelby Counties Wayne Counties, IN Counties Counties Butler, County, OH 11

Organic Growth Opportunities Exists in All Directions Northwest Indiana MSA* Fort Wayne MSA Entered: 2013 Entered: 2017 Total Population: 686,153 Total Population: 438,721 Deposit Market Share: 14.70% Deposit Market Share: 7.76% FOUNDING MARKET Muncie MSA Established: 1893 Lafayette MSA Total Population: Columbus, Ohio MSA 114,634 Entered: 2002 Entered: 2003 Current Market Total Population: 2,119,314 Total Population: 222,673 Share: 53.48% Deposit Market Share: 19.96% Deposit Market Share: 1.52% Indianapolis MSA Entered: 1998 Total Population: 2,058,816 Deposit Market Share: 3.86% *Includes Jasper, Lake, and Porter counties 12

Ranked Best in the Midwest for Business  AAA Credit Rating since 20081  Leading the Nation in Manufacturing Job Growth  1st in Midwest and 5th Nationally for Best State for Doing Business2  1st Metro Area for Strong Job Opportunities with Affordable Housing  1st Nationally for Highway Accessibility  1st in the Midwest/8th Nationally for Low Taxes  1st for Quality of Government and Government Administration3  1st for Best Business Regulatory Climate4  Top 5 Nationally for Cost of Doing Business  2nd in the Nation for Small Business Growth  2nd Nationally for Availability of Skilled Labor  2nd Best City in the Nation for Recent Graduates (Indianapolis)  2nd Nationally for Top States for Business - Infrastructure  2nd Largest Global Fed Ex Air Hub  4th Nationally for Women in Tech and 10th in Overall Tech Job Growth 1S&P, Moody’s & Fitch 2Chief Executive Magazine 2017 3US News & World Reports 2017 4Forbes 2017 Unless otherwise noted, source IEDC 13

Muncie Market  Located 58 miles northeast of Indianapolis in the east central portion of the Notable Major Employers state  Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.  Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape  Ranked #27, Forbes Best Small Places for Business and Careers  Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology  Home to Ball State University Delaware County, IN* Mkt. Rank Branches Deposits Share 1 First Merchants Corporation 11 $1,315,724 53.48% 2 Mutual First Financial 7 569,251 23.14% Projected HHI & Pop. Change 2019-2024 3 J.P. Morgan Chase 3 248,004 10.08% 10.43% 10.85% 4 Old National Bancorp 4 186,150 7.57% 8.82% 5 Star Financial Group 3 140,343 5.70% 6 Woodforest Financial Group 1 835 0.03% 3.56% Market Total 29 $ 2,460,307 2.10% *SNL Financial FDIC Summary of Deposits as of June 30, 2018 -0.32% U.S. Indiana Delaware Co. HHI Pop. 14

Indianapolis Market  Indianapolis metropolitan area includes four of the five fastest- growing counties in Indiana and 10 of the 11 fastest-growing cities Notable Major Employers and towns with populations of at least 5,000*  The 2015 population estimates released by the U.S. Census Bureau show suburban Hamilton County’s population grew 13% over the last five years*  Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio*  With 862,781 residents, Indianapolis was the nation’s 14th largest city* Hamilton County, IN** Mkt. Rank Branches Deposits Share 1 First Internet Bancorp 1 $ 2,463,049 23.91% 2 JPMorgan Chase & Co. 15 1,703,502 16.54% 3 Merchants Bancorp 2 1,155,708 11.22% 4 First Merchants Corporation 11 758,934 7.37% 5 PNC Financial Services Group 11 636,309 6.18% Projected HHI & Pop. Change 2019-2024 6 Lakeland Financial Corp 3 539,092 5.23% 7 Fifth Third Bancorp 6 517,384 5.02% 10.43% 8 Huntington Bancshares 11 487,496 4.73% 8.82% 8.57% 6.94% 9 Bank of Montreal 8 409,207 3.97% 3.56% 10 KeyCorp 7 282,555 2.74% 2.10% Market Total 113 $10,301,292 *IBJ.com U.S. Indiana Hamilton Co. **SNL Financial FDIC Summary of Deposits as of June 30, 2018 HHI Pop. 15

Lafayette Market  Ranked #1, MSN Money, Fastest Growing Cities in the State of Indiana Notable Major Employers  Ranked #2, Forbes Best Small Places for Business and Careers  Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)**  Ranked #30, 24/7 Wall St., American City Adding the Most Jobs  Home to Purdue University Tippecanoe County, IN** Mkt. Rank Branches Deposits Share 1 JPMorgan Chase & Co. 6 $ 840,529 31.18% 2 First Merchants Corporation 8 538,089 19.96% 3 Regions Financial Corp 6 310,753 11.53% 4 Old National Bancorp 4 254,827 9.45% 5 Horizon Bancorp 4 160,473 5.95% Projected HHI & Pop. Change 2019-2024 6 Huntington Bancshares, Inc. 4 140,284 5.20% 7 First Bancshares, Inc. 5 123,522 4.58% 13.05% 10.43% 8 Fifth Third Bancorp 2 100,499 3.73% 8.82% 9 1st Source Corp 3 85,485 3.17% 3.56% 4.87% 10 Salin Bancshares 3 61,530 2.28% 2.10% Market Total 54 $ 2,695,751 U.S. Indiana Tippecanoe Co. *Indianapolis Business Journal **SNL Financial FDIC Summary of Deposits as of June 30, 2018 HHI Pop. 16

Northwest Indiana Market Notable Major Employers  Indiana’s second-most populous market  Benefit from its Chicago proximity  Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest**  New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol**  Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** Lake County, IN* Mkt. Rank Branches Deposits Share 1 First Bancshares, Inc. 28 $ 2,240,604 23.38% 2 JPMorgan Chase & Co. 21 2,046,673 21.36% 3 First Midwest Bancorp 16 1,056,052 11.02% 4 First Financial Bancorp 8 780,983 8.15% 5 Northwest Indiana Bancorp 15 779,420 8.13% Projected HHI & Pop. Change 2019-2024 6 First Merchants Corporation 10 724,971 7.57% 10.43% 7 Bank of Montreal 15 522,874 5.46% 8.82% 9.08% 8 Fifth Third Bancorp 12 466,003 4.86% 9 PNC Financial Services Group 4 204,691 2.14% 3.56% 10 AMB Financial Corp 5 181,163 1.89% 2.10% Market Total 152 $ 9,581,769 -0.28% *SNL Financial FDIC Summary of Deposits as of June 30, 2018 U.S. Indiana Lake County **www.nwiforum.org/nwi-becoming-an-economic powerhouse HHI Pop. 17

Fort Wayne Market Notable Major Employers  2nd Largest MSA in the State of Indiana  Diversified economy (manufacturing, health care, retail trade, food services)  Attractive location for businesses to locate and expand – located between the Chicago, Detroit, Dayton, Toledo and Indianapolis metro areas  Fort Wayne-Allen County economic engine of the Northeast Indiana region  #1 place to raise a family (2017, SmartAsset.com) Allen County, IN* Mkt. Rank Branches Deposits Share 1 Wells Fargo 13 $ 1,825,786 25.93% 2 JP Morgan Chase & Co. 12 1,189,769 16.90% 3 Lakeland Financial Corp. 5 790,813 11.23% 4 PNC Financial Services Group 11 652,271 9.26% Projected HHI & Pop. Change 2019-2024 5 First Merchants Corporation 11 546,373 7.76% 6 Old National Bancorp 5 497,783 7.07% 10.43% 10.59% 7 STAR Financial Group, Inc. 9 410,213 5.83% 8.82% 8 1st Source Corp. 8 409,186 5.81% 3.56% 3.17% 9 Fifth Third Bancorp 8 257,169 3.65% 2.10% 10 First Defiance Financial 2 85,084 1.21% Market Total 101 $ 7,040,342 U.S. Indiana Allen County HHI Pop. *SNL Financial FDIC Summary of Deposits as of June 30, 2018 18

First Merchants Corporation

Columbus, Ohio Market

- Second-most populous county in Ohio
- Within 600 miles of 60% of All U.S. and Canadian Population
- Ranked 2nd in CNBC's 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water**
- Home to Ohio State University

Franklin County, OH*

Rank		Branches	Deposits	Mkt. Share
1	Huntington Bancshares	61	$ 23,332,648	45.28%
2	JP Morgan Chares & Co	52	11,833,655	22.96%
3	PNC Financial Services Group	41	4,892,157	9.49%
4	Fifth Third Bancorp	41	4,543,334	8.82%
5	Key Corp	21	1,187,275	2.30%
6	U.S. Bancorp	33	1,185,746	2.30%
7	Heartland Bancorp	14	694,013	1.35%
8	Wells Fargo & Co	1	642,289	1.25%
9	***First Merchants Corporation***	***9***	***557,734***	***1.08%***
10	First Financial Bancorp	5	524,389	1.02%
	Market Total	***321***	***$ 51,534,345***	

**SNL Financial FDIC Summary of Deposits as of June 30, 2018*
***http://jobs-ohio.com/manufacturing/*

Notable Major Employers

thirty-one; The Ohio State University; Worthington Industries; Columbus Sign Co.; Safelite AutoGlass; Battelle; L Brands; Cardinal Health; American Electric Power; Honda; Wendy's

Projected HHI & Pop. Change 2019-2024


8.82%
3.56%
8.74%
1.01%
9.04%
5.03%
U.S.
Ohio
Franklin County
HHI
Pop.

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
19

Growth Through Acquisition  Experienced Acquirer  Expand in Current High-Growth Markets  Extend into Additional High-Growth Markets  Add to Franchise with Stable Deposit Gathering Markets 20

THE STRENGTH OF BIG. THE SERVICE OF SMALL. 21

First Merchants Acquisition Process  Continuous Relationship Building  Complete and Thorough Due Diligence Process  Demonstrated Pricing Discipline  Detailed Project Management  Integration Process  Single Charter Operating Environment  Scalable Technology and Operations Center 22

Operational Delivery Highlights Daleville Operations Facility  Strategic differentiator in support of growth and scalability  Operational services execution “hub” focusing on value creation  Functional focus: • Operations • Credit Administration • Risk Management • Technology • Project Management • Vendor Management  Located on the interstate less than one hour north of Indianapolis, IN  76,500+ square feet of flexible space Strategic Vendor Partners 23

Operational Delivery Highlights Customer, Digital Channel & Transaction Activity  Retail Households: 184K  Online Banking/Digital Channel  Cash Management Annual Volume • Consumer: 83K Users • Automated Clearing House (ACH) • 1.3M logins monthly • # Originated: 2.5M Items ($8B) • 14K bill pay users • # Received: 14M Items ($23B) • 90K bill payment transactions monthly ($30M) • Mobile: 48K Users • Domestic Wires • 24.5 average logins per user, per month • # Originated: 42K Items ($21B) • 14K mobile deposits per month • # Received: 43K Items ($27B) • Business: 9.9K Users • International Wires • 13% use ACH/Wire/Positive Pay • # Originated: 1K Items ($35M) • # Received: 159 Items ($2.6M) • Total ATMS: 137 + 25,000 MoneyPass ATMs  Total Debit Cards  Commercial Remote Deposit Capture • 157K active cards • 591 businesses using solution • 3.2M monthly card swipes • 143K deposits annually • $127M in monthly volume • 1.7M items deposited annually • $3.7B in total deposits 24

3rd Quarter 2018 Highlights  $41.1 Million of Net Income, a 68.8% Increase over 3Q2017  Earnings Per Share of $.83, a 66.0% Increase over 3Q2017  Total Assets of $9.8 Billion Grew Organically by 8.2% over 3Q2017  1.69% ROAA; 12.10% ROAE  49.25% Efficiency Ratio  Definitive Agreement Announced October 10, 2018 with MBT Financial Corporation 25

Total Assets ($ in Millions) 2016 2017 Q1-’18 Q2-’18 Q3-’18 1. Investments $1,305 $1,561 $1,544 $1,620 $1,625 2. Loans 5,143 6,758 6,906 7,083 7,091 3. Allowance (66) (75) (76) (78) (78) 4. Goodwill & Intangibles 259 477 475 473 471 5. BOLI 202 224 222 223 224 6. Other 369 422 402 414 454 7. Total Assets $7,212 $9,367 $9,473 $9,735 $9,787 Annualized Asset Growth 29.9% 6.0% 1 1 Annualized from December 31, 2017 26

Loan and Yield Detail (as of 9/30/2018) QTD Yield = 5.25% Agricultural YTD Yield = 5.08% Commercial Construction Land & Agricultural Land Public Total Loans = $7.1 Billion Real Estate Land Development Production 3.4% Finance/Other Non-Owner 1.2% 9.4% Commercial Occupied 5.6% Variable = $4.8 Billion 24.8% Fixed = $2.3 Billion Residential Mortgage 13.7% Home Equity 7.3% LIBOR 35% Other Prime Consumer 20% 1.4% Commercial Real Estate Owner-Occupied 9.9% Commercial & Industrial 23.3% Fixed 32% Other Variable 13% 27

CRE Loan Concentration First Merchants Results in Relation to FDIC Guidelines FDIC GUIDELINES TO IDENTIFY INSTITUTIONS POTENTIALLY EXPOSED TO CRE RISK: Guideline 1: Total loans for construction, land development, and other land representing 100% or more of total capital Guideline 2: Total CRE loans representing 300% or more of total capital AND a CRE portfolio that has increased 50% or more during the prior 36 months GUIDELINE #1 GUIDELINE #2 3Q2018 3Q2018 2Q2018 2Q2018 1Q2018 1Q2018 4Q2017 4Q2017 End End - - 3Q2017 3Q2017 2Q2017 2Q2017 1Q2017 1Q2017 Quarter Quarter 4Q2016 4Q2016 3Q2016 3Q2016 2Q2016 2Q2016 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 0.0% 100.0% 200.0% 300.0% 28

Investment Portfolio (as of 9/30/2018) Mortgage-Backed Securities Tax-Exempt 24% Municipals 48%  $1.6 Billion Portfolio  Modified duration of 5.9 years  Tax equivalent yield of 3.48%  Net unrealized loss of $34.6 Million Collateralized Mortgage Obligations Corporate 24% Obligations U. S. Agencies 2% 2% 29

Total Liabilities and Capital ($ in Millions) 2016 2017 Q1-’18 Q2-’18 Q3-’18 1. Customer Non-Maturity Deposits $4,428 $5,741 $5,850 $6,033 $6,084 2. Customer Time Deposits 747 1,051 1,137 1,158 1,227 3. Brokered Deposits 381 381 341 313 322 4. Borrowings 572 701 644 706 600 5. Other Liabilities 60 57 55 52 60 6. Hybrid Capital 122 133 133 133 133 7. Common Equity 902 1,303 1,313 1,340 1,361 8. Total Liabilities and Capital $7,212 $9,367 $9,473 $9,735 $9,787 30

Deposit Detail (as of 9/30/2018) QTD Cost = .90% YTD Cost = .79% Total = $7.6 Billion Certificates & Certificates & Time Deposits of Time Deposits of >$100,000 <$100,000 Savings 8% 8% Deposits Brokered 29% Deposits 4% Demand Deposits 51% 31

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) 16.00% Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.18% 14.21% 14.24% 14.25% 14.01% 13.81% 14.00% 13.76% 13.69% 13.69% 13.00% 12.00% 11.64% 11.10% 11.16% 11.11% 11.03% 11.21% 11.05% 11.00% 11.04% 11.00% 10.00% 9.48% 9.50% 9.68% 9.55% 9.24% 9.39% 9.30% 9.32% 9.36% 9.00% 8.00% 7.00% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 32

Net Interest Margin Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Net Interest Income - FTE ($millions) $ 61.1 $ 62.1 $ 64.9 $ 67.2 $ 78.9 $ 83.5 $ 82.5 $ 87.2 $ 89.2 Fair Value Accretion $ 3.8 $ 2.9 $ 4.3 $ 2.3 $ 3.2 $ 4.1 $ 3.2 $ 3.8 $ 3.2 1 2 3 Tax Equivalent Yield on Earning Assets 4.37% 4.32% 4.42% 4.44% 4.56% 4.67% 4.57% 4.74% 4.88% Interest Expense/Average Earning Assets 0.43% 0.42% 0.44% 0.49% 0.53% 0.57% 0.65% 0.75% 0.83% Net Interest Margin 3.94% 3.90% 3.98% 3.95% 4.03% 4.10% 3.92% 3.99% 4.05% Fair Value Accretion Effect 0.24% 0.18% 0.26% 0.14% 0.17% 0.20% 0.15% 0.18% 0.15% $92 3 4.20% 4.10% 2 4.05% $88 4.03% 3.99% 3.98% 3.95% 1 $84 3.94% 3.90% 3.92% 4.00% $80 3.80% $76 $72 3.60% $68 $64 3.40% $60 3.20% $56 $52 3.00% Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Net Interest Income - FTE ($millions) Net Interest Margin 1 Reflects 13 bps impact of Tax Cuts and Jobs Act 2 Reflects 12 bps impact of Tax Cuts and Jobs Act 3 Reflects 13 bps impact of Tax Cuts and Jobs Act 33

Non-Interest Income ($ in Millions) 2016 2017 Q1-’18 Q2-’18 Q3-’18 1. Service Charges on Deposit Accounts $17.8 $ 18.7 $ 4.8 $ 5.0 $ 5.6 2. Wealth Management Fees 12.6 14.7 3.8 3.6 3.7 3. Card Payment Fees 15.0 16.1 4.6 4.5 4.6 4. Cash Surrender Value of Life Ins 4.3 6.6 1.2 1.0 1.0 5. Gains on Sales of Mortgage Loans 7.1 7.6 1.8 1.6 1.8 6. Gains on Sales of Securities 3.4 2.6 1.6 1.1 1.3 7. Other 5.0 4.7 1.8 1.4 1.5 8. Total Non-Interest Income $65.2 $71.0 $19.6 $18.2 $19.5 34

Non-Interest Income YTD 9/30/2018 ($ in Millions) 23.6% 19.0% 5.1% 9.2% 28.7% 6.7% 7.7% Service Charges on Deposit Accounts - $5.6 Wealth Management Fees - $3.7 Card Payment Fees - $4.6 Cash Surrender Value of Life Ins - $1.0 Gains on Sales Mortage Loans - $1.8 Gains on Sales of Securities - $1.3 Other - $1.5 Total - $19.5 35

Private Wealth Advisors Delivers broad advisory capabilities and expertise through Record quarterly revenue and assets under management local, engaged and empowered leaders  Strong partnership with our Commercial and Retail lines Business lines include: of business in delivering whole-bank solutions for clients  Investment Management – Personal and Institutional  Continued growth in Private Banking and Investment  Retirement Plan Services Management  Trust Administration  Average Individual/Family relationship over $1.3mm  Private Banking  Average Retirement Plan over $2.4mm  Retail Brokerage (not reflected below)  Personal Trust/Fiduciary represents over 36% of total assets under management Total Assets under Management Total Revenue (excludes brokerage revenue) $3.0B $2.83B $12M $11.5M $2.5B $9.79M $9.23M $2.0B $1.94B $10M $8.65M $1.68B $1.72B $ 8M $1.5B $ 6M $1.0B $ 4M $0.5B $ 2M 0 0 2014 2015 2016 2017 2014 2015 2016 2017 Total Assets Total Revenue 36

Mortgage Banking Key component of Fee Mortgage Banking Revenue Income 8 $7.56M  $7.0M Mortgage Production for sale and 7 portfolio via commissioned and $6.5M salaried loan originators 6  $4.9M Strong loan origination teams in 5 high-growth areas of Indianapolis and Columbus, OH 4  Centralized underwriting and 3 $4.26M $5.88M $6.24M $6.46M processing 2  Strong connectivity with retail branches 1  Majority of the pipeline is driven $640 $620 $760 $1.1M 0 by purchase business 2014 2015 2016 2017  12/31/2017 YTD 2,146 mortgages Servicing fees Gain on Sale for $391M in volume 37

Non-Interest Expense ($ in Millions) 2016 2017 Q1-’18 Q2-’18 Q3-’18 1. Salary & Benefits $102.6 $119.8 $ 32.2 $ 32.2 $32.9 2. Premises & Equipment 29.5 30.1 8.4 7.9 8.1 3. Intangible Asset Amortization 3.9 5.6 1.7 1.7 1.7 4. Professional & Other Outside Services 6.5 12.8 1.5 1.8 1.8 5. OREO/Credit-Related Expense 2.9 1.9 0.4 0.4 0.5 6. FDIC Expense 3.0 2.6 0.7 0.7 0.9 7. Outside Data Processing 9.2 12.2 3.0 3.4 3.4 8. Marketing 3.0 3.7 0.9 1.5 1.2 9. Other 16.7 16.9 4.9 3.9 4.5 10. Total Non-Interest Expense $177.3 $ 205.6 1 $ 53.7 $ 53.5 $55.0 1 2017 includes acquisition-related expenses of $12.2 million 38

Earnings ($ in Millions) 2016 2017 Q1-’18 Q2-’18 Q3-’18 1. Net Interest Income $226.5 $ 277.3 $ 79.9 $ 84.6 $86.5 2. Provision for Loan Losses (5.7) (9.1) (2.5) (1.7) (1.4) 3. Net Interest Income after Provision 220.8 268.2 77.4 82.9 85.1 4. Non-Interest Income 65.2 71.0 19.6 18.2 19.5 5. Non-Interest Expense (177.3) (205.6) (53.7) (53.5) (55.0) 6. Income before Income Taxes 108.7 133.6 43.3 47.6 49.6 7. Income Tax Expense (27.6) (37.5)1 (6.6) (8.0) (8.5) 8. Net Income Avail. for Distribution $ 81.1 $ 96.1 $ 36.7 $ 39.6 $ 41.1 9. EPS $ 1.98 $ 2.122 $ 0.74 $ 0.80 $ 0.83 10. Efficiency Ratio 56.51% 54.56% 51.33% 49.32% 49.25% 1 2017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 2 Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 39

Per Share Results 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 $ .50 $ .49 $ 2.12 2. Dividends $ .15 $ .18 $ .18 $ .18 $ .69 3. Tangible Book Value $16.49 $16.97 $16.62 $16.96 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 $ .83 – $ 2.37 2. Dividends $ .18 $ .22 $ .22 – $ .62 3. Tangible Book Value $17.14 $17.71 $18.16 – 40

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .22 0.22 $18.16 0.20 $16.96 .18 $15.85 0.18 $14.68 0.16 .15 $13.65 .14 $12.17 0.14 $10.95 .11 0.12 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 1.96% Forward Dividend Yield Compound Annual Growth Rate of 9.16% Equals 26.2% Dividend Payout Ratio 41

Asset Quality Summary Change ($ in Millions) Linked Quarter 2016 186.1 2017 Q1-'18 Q2-'18 Q3-'18 $ % 1. Non-Accrual Loans $ 30.0 $ 28.7 $ 27.5 $ 20.1 $ 20.4 $ 0.3 2. Other Real Estate 9.0 10.4 9.7 9.1 8.9 (0.2) 3. Renegotiated Loans 4.7 1.0 0.6 0.5 0.9 0.4 4. 90+ Days Delinquent Loans 0.1 0.9 0.7 0.2 0.1 (0.1) 5. Total NPAs & 90+ Days Delinquent $ 43.8 $ 41.0 $ 38.5 $ 29.9 $ 30.3 $ 0.4 1.3% 6. Total NPAs & 90+ Days/Loans & ORE 0.9% 0.6% 0.6% 0.4% 0.4% 7. Classified Assets $ 174.1 $ 153.1 $ 178.4 $ 166.3 $ 174.2 $ 7.9 4.8% 8. Specific Reserves $ 0.9 $ 1.6 $ 1.3 $ 0.5 $ 0.4 $ (0.1) 42

ALLL and Fair Value Summary ($ in Millions) Q4-'17 Q1-'18 Q2-'18 Q3-'18 1. Beginning Allowance for Loan Losses (ALLL) $ 73.4 $ 75.0 $ 76.4 $ 77.5 2. Net Charge-offs (Recoveries) 0.2 1.1 0.6 0.5 3. Provision Expense 1.8 2.5 1.7 1.4 4. Ending Allowance for Loan Losses (ALLL) $ 75.0 $ 76.4 $ 77.5 $ 78.4 5. ALLL/Non-Accrual Loans 261.2% 277.9% 385.0% 383.9% 6. ALLL/Non-Purchased Loans 1.36% 1.32% 1.28% 1.28% 7. ALLL/Loans 1.11% 1.11% 1.09% 1.11% 8. Fair Value Adjustment (FVA) $ 46.3 $ 43.1 $ 37.2 $ 33.9 9. Total ALLL plus FVA 121.3 119.5 114.7 112.3 10. Purchased Loans plus FVA 1,304.7 1,179.8 1,059.1 979.2 11. FVA/Purchased Loans plus FVA 3.55% 3.65% 3.51% 3.46% 43

Total Return Performance 250.00 200.00 150.00 100.00 50.00 Total Return Percentage Return Total 0.00 First Merchants Corporation Russell 2000 SNL Bank $5B-$10B 09/30/2012 09/30/2013 09/30/2014 09/30/2015 09/30/2016 09/30/2017 09/30/2018 44

A Leading Midwest Banking Franchise Crossing $10 Billion with Strategic Entry into Michigan Pro Forma Highlights1 Ticker: FRME Headquarters: Muncie, IN Founded: 1893 Banking Centers: 134 Assets: $11.1 Billion Loans: $7.8 Billion Deposits: $8.7 Billion Current First Merchants Locations MBTF Locations 1Balance sheet figures as of 6/30/18 and do not include any merger-related adjustments 45

Overview of MBT Financial Corporation Company Highlights Geographic FootprintFarmington Hills . Northville Headquartered in Monroe, Michigan Plymouth Redford Highland Park Livonia 75 . Westland Founded in 1858 Dearborn Ann Arbor 275 Allen Park . 94 Southgate Operates 20 Banking Centers 75 MICHIGAN . Trenton Balance Sheet as of June 30, 2018 Flat Rock Milan • Assets: $1.3 Billion Rockwood • Loans: $741 Million MICHIGAN Dundee 496 Monroe • Deposits: $1.1 Billion (89% non-maturity) Blissfield 75 94 • Loans / Deposits: 65% Temperance • 9.10% TCE/TA • 0.91% NPAs/Assets Deposit Market Share by County . Income Statement for the quarter ending June 30, 2018 Market Deposits Mkt. Share % of County Rank Branches ($000) (%) Franchise • ROAA: 1.51% / ROATCE: 16.59% Monroe, MI 1 15* $998,139 50.1% 86.9% • Efficiency Ratio: 61.8% • Net Interest Margin: 3.63% Wayne, MI 14 6 $150,913 0.3% 13.1% • Cost of Interest Bearing Deposits: 0.18% Source: S&P Global Market Intelligence and FDIC Summary of Deposits as of June 30, 2018. *Includes one non-banking center 46

FMC Strategy and Tactics Overview Looking Forward . . .  Manage market presence and our core banking business. Continue organic growth protocol.  Optimize our retail and commercial deposit strategy… products and pricing.  Build out of specialty finance businesses in sponsor finance, public finance, asset-based lending, and loan syndications.  Finalize planning to cross $10 Billion with the acquisition of MBT Financial Corporation.  Design integration schedule and marketing plan for Michigan entry. “Responsive, Knowledgeable, High-Performing” 47

Why Invest in First Merchants?  Forbes Magazine recognition as a Top 5  Commercial Presence that Creates a Client Ranking in “America’s Best Banks” Preference  Performance Ranked Best among Indiana  State-of-the-Art Technology and Operations Banks by Bank Director Magazine Center  Attractive and Growing Earnings Stream  Successful Acquisition and Integration Track  2nd Largest Indiana Bank with an Energized Record and Experienced Management Team  Focused on Providing Sustainable  Attractive Long-Term Deposit Market Shares Shareholder Value 48

Research Coverage 49

Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: Nicole M. Weaver Investor Relations Telephone: 765.521.7619 nweaver@firstmerchants.com 50

Appendix 51

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	900,865	901,657	929,470	1,035,116	1,283,120	1,303,463	1,313,073	1,340,328	1,361,426
Adjust for Accumulated Other Comprehensive (Income) Loss	(3,924)	13,581	3,722	(1,384)	6,358	3,534	21,725	24,868	35,409
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	55,355	55,415	55,474	55,534	65,864	65,919	65,975	66,030	66,086
Less: Tier 1 Capital Deductions	(1,440)	(376)	(80)	(166)	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(249,541)	(249,104)	(250,493)	(300,307)	(462,080)	(464,066)	(467,518)	(466,063)	(464,658)
Less: Disallowed Deferred Tax Assets	(2,161)	(564)	(320)	(665)	-	-	(2,594)	(2,104)	(1,111)
Total Tier 1 Capital (Regulatory)	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	63,456	66,037	68,225	70,471	73,354	75,032	76,420	77,543	78,406
Total Risk-Based Capital (Regulatory)	$ 827,485	$ 851,521	$ 870,873	$ 923,474	$ 1,031,491	$ 1,048,757	$ 1,071,956	$ 1,105,477	$ 1,140,433
Net Risk-Weighted Assets (Regulatory)	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191
Total Risk-Based Capital Ratio (Regulatory)	**14.18%**	**14.21%**	**14.24%**	**14.01%**	**13.76%**	**13.69%**	**13.69%**	**13.81%**	**14.25%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137	$ 908,725	$ 930,536	$ 962,934	$ 997,027
Less: Qualified Capital Securities	(55,355)	(55,415)	(55,474)	(55,534)	(65,864)	(65,919)	(65,975)	(66,030)	(66,086)
Add: Additional Tier 1 Capital Deductions	1,440	376	80	166	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 645,114	$ 665,445	$ 682,254	$ 732,635	$ 827,273	$ 842,806	$ 864,561	$ 896,904	$ 930,941
Net Risk-Weighted Assets (Regulatory)	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321	$ 7,660,604	$ 7,831,727	$ 8,002,666	$ 8,001,191
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.05%**	**11.10%**	**11.16%**	**11.11%**	**11.03%**	**11.00%**	**11.04%**	**11.21%**	**11.64%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
52

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	3Q16	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18
Total Stockholders' Equity (GAAP)	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)
Tangible Common Equity (non-GAAP)	$ 640,896	$ 642,666	$ 671,382	$ 725,305	$ 804,437	$ 826,835	$ 838,171	$ 867,144	$ 889,892
Total Assets (GAAP)	$ 7,022,352	$ 7,211,611	$ 7,326,193	$ 7,805,029	$ 9,049,403	$ 9,367,478	$ 9,472,796	$ 9,734,715	$ 9,787,282
Less: Intangible Assets	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)
Tangible Assets (non-GAAP)	$ 6,762,508	$ 6,952,745	$ 7,068,230	$ 7,495,343	$ 8,570,845	$ 8,890,975	$ 8,998,019	$ 9,261,656	$ 9,315,873
Tangible Common Equity Ratio (non-GAAP)	**9.48%**	**9.24%**	**9.50%**	**9.68%**	**9.39%**	**9.30%**	**9.32%**	**9.36%**	**9.55%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(257,963)	(309,686)	(478,558)	(476,503)	(474,777)	(473,059)	(471,409)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930	5,659	6,941	12,510	6,788	6,043	5,690	5,351
Tangible Common Equity, Net of Tax (non-GAAP	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 677,041	$ 732,246	$ 816,947	$ 833,623	$ 844,214	$ 872,834	$ 895,243
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	41,047,543	43,153,509	49,140,594	49,158,238	49,243,096	49,280,188	49,304,542
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.49**	**$ 16.97**	**$ 16.62**	**$ 16.96**	**$ 17.14**	**$ 17.71**	**$ 18.16**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
53

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2016	2017	1Q18	2Q18	3Q18
Non Interest Expense (GAAP)	$ 177,359	$ 205,556	$ 53,687	$ 53,504	$ 55,022
Less: Intangible Asset Amortization	(3,910)	(5,647)	(1,726)	(1,718)	(1,650)
Less: OREO and Foreclosure Expenses	(2,877)	(1,903)	(402)	(362)	(455)
Adjusted Non Interest Expense (non-GAAP)	170,572	198,006	51,559	51,424	52,917
Net Interest Income (GAAP)	226,473	277,284	79,916	84,571	86,486
Plus: Fully Taxable Equivalent Adjustment	13,541	17,270	2,584	2,625	2,726
Net Interest Income on a Fully Taxable Equivalent Basis (non-GA	240,014	294,554	82,500	87,196	89,212
Non Interest Income (GAAP)	65,203	71,009	19,561	18,191	19,527
Less: Investment Securities Gains (Losses)	(3,389)	(2,631)	(1,609)	(1,122)	(1,285)
Adjusted Non Interest Income (non-GAAP)	61,814	68,378	17,952	17,069	18,242
Adjusted Revenue (non-GAAP)	301,828	362,932	100,452	104,265	107,454
Efficiency Ratio (non-GAAP)	**56.51%**	**54.56%**	**51.33%**	**49.32%**	**49.25%**

FORWARD DIVIDEND YIELD

	3Q18
Most recent quarter's dividend per share	$ 0.22
Most recent quarter's dividend per share - Annualized	$ 0.88
Stock Price at 9/30/18	$ 44.99
Forward Dividend Yield	**1.96%**

DIVIDEND PAYOUT RATIO

	2018 YTD
Dividends per share	$ 0.62
Earnings Per Share	$ 2.37
Dividend Payout Ratio	**26.2%**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
54

First Merchants Corporation

Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2016	2017	1Q18	2Q18	3Q18
Total Risk-Based Capital (Subsidiary Bank Only)					
Total Stockholders' Equity (GAAP)	$ 973,641	$ 1,404,303	$ 1,414,109	$ 1,432,722	$ 1,436,173
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	9,701	763	19,231	22,589	33,302
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(248,656)	(463,618)	(467,070)	(465,616)	(464,210)
Less: Disallowed Deferred Tax Assets	-	-	(2,234)	(1,862)	(965)
Total Tier 1 Capital (Regulatory)	734,561	941,323	963,911	987,708	1,004,175
Allowance for Loan Losses includible in Tier 2 Capital	66,037	75,032	76,420	77,543	78,406
Total Risk-Based Capital (Regulatory)	$ 800,598	$ 1,016,355	$ 1,040,331	$ 1,065,251	$ 1,082,581
Construction, Land and Land Development Loans	$ 418,703	$ 612,219	$ 590,093	$ 714,866	$ 668,608
Concentration as a % of the Bank's Risk-Based Capital	**52%**	**60%**	**57%**	**67%**	**62%**
Construction, Land and Land Development Loans	$ 418,703	$ 612,219	$ 590,093	$ 714,866	$ 668,608
Investment Real Estate Loans	1,272,415	1,617,943	1,760,226	1,699,962	1,760,714
Total Construction and Investment RE Loans	$ 1,691,118	$ 2,230,162	$ 2,350,319	$ 2,414,828	$ 2,429,322
Concentration as a % of the Bank's Risk-Based Capital	**211%**	**219%**	**226%**	**227%**	**224%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands):

	4Q17	1Q18	2Q18	3Q18
Loans Held for Sale (GAAP)	$ 7,216	$ 4,469	$ 2,046	$ 3,022
Loans (GAAP)	6,751,199	6,901,696	7,081,059	7,088,071
Total Loans	6,758,415	6,906,165	7,083,105	7,091,093
Less: Purchased Loans	(1,258,386)	(1,136,711)	(1,022,160)	(945,330)
Non-Purchased Loans (non-GAAP)	$ 5,500,029	$ 5,769,454	$ 6,060,945	$ 6,145,763
Allowance for Loan Losses (GAAP)	$ 75,032	$ 76,420	$ 77,543	$ 78,406
Fair Value Adjustment (FVA) (GAAP)	46,304	43,121	37,221	33,905
Allowance plus FVA (non-GAAP)	$ 121,336	$ 119,541	$ 114,764	$ 112,311
Purchased Loans (GAAP)	$ 1,258,386	$ 1,136,711	$ 1,022,160	$ 945,330
Fair Value Adjustment (FVA) (GAAP)	46,304	43,121	37,221	33,905
Purchased Loans plus FVA (non-GAAP)	$ 1,304,690	$ 1,179,832	$ 1,059,381	$ 979,235
Allowance as a Percentage of Non-Purchased Loans (non-GAAP)	**1.36%**	**1.32%**	**1.28%**	**1.28%**
FVA as a Percentage of Purchased Loans plus FVA (non-GAAP)	**3.55%**	**3.65%**	**3.51%**	**3.46%**

FIRST MERCHANTS CORPORATION
200 E. Jackson St., P.O. Box 792, Muncie, IN 47305 | 765.747.1500
55